1 INDEPENDENT CONTRACTOR AGREEMENT This INDEPENDENT CONTRACTOR AGREEMENT (the “Agreement”), executed on this ___ day of April, 2021 (the “Effective Date”), by and between BURGERFI INTERNATIONAL, INC., a Delaware corporation with an address at 105 US Highway 1, North Palm Beach, FL 33408, and its affiliates (collectively, “BFI”), and THE IVY COMPANIES, INC., a Florida corporation with an address at 1825 Ponce De Leon Blvd., Suite 488, Coral Gables, FL 33134 (“Contractor”). RECITALS WHEREAS, BFI desires strategic consulting and advice with respect to merger and acquisition activities and desires to engage Contractor to provide the Services (as defined below) as an independent contractor; and WHEREAS, Contractor has experience in providing strategic consulting and advice with respect to merger and acquisition opportunities and is desirous of providing the Services to BFI, on and subject to the terms and conditions set forth herein. AGREEMENT NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged by BFI and Contractor, BFI and Contractor, intending to be legally bound, agree as follows: 1. Nature of Services. a. Contractor will perform such specific consulting services with respect to mergers and acquisitions and other strategic planning matters as may be specifically requested by BFI during the term of this Agreement (the “Services”). Contractor shall report directly to BFI’s Executive Chairman. All Services shall be performed only by Faquiry Diaz Cala (“Principal”) on behalf of Contractor. b. Contractor agrees that, in the performance of its duties under this Agreement, Contractor and Principal shall comply with: i. all applicable U.S. Securities laws, federal, state and local and foreign laws, statutes, judgments, rules, regulations, ordinances, orders, decrees, permits, licenses, and other legal requirements of any governmental authority or judicial court, now in effect or hereafter promulgated, and any judicial or administrative interpretation thereof; and ii. all corporate policies of BFI in effect from time to time during the term of this Agreement applicable to executives, employees, consultants and other independent contractors, including without limitation, the Company’s policies regarding external communications, insider DocuSign Envelope ID: 677DDECD-81C5-4B18-9E7E-D037A1E0D386 23

2 trading, conflicts of interest business ethics as well as any other written requests through email from time to time. 2. Relationship of the Parties. Contractor enters into the Agreement as, and shall continue to be, an independent contractor. Under no circumstances shall Contractor look to BFI as its employer, or as a partner, agent or principal. Contractor shall not be entitled to any benefits accorded to BFI's employees, including without limitation worker's compensation, disability insurance, vacation or sick pay. Contractor shall be responsible for providing, at Contractor's expense, and in Contractor's name, unemployment, disability, worker's compensation and other insurance, as well as licenses and permits usual or necessary for conducting the Services. Contractor is not BFI’s agent, and the Agreement does not confer upon Contractor any power to (a) affect BFI’s legal relationships; (b) bind BFI in any manner; or (c) represent himself as a spokesperson on behalf of BFI to media, analysts or investors, without BFI’s express written consent. Rather, Contractor is an independent contractor and shall render the Services according to its own methods and without being subject to BFI’s control, except as to the product or result of the Services. Contractor shall not hold itself out as having any relationship with BFI except as that of consultant or independent contractor. It is understood that no instruction or direction is to be provided by the Contractor to any officer or employee of BFI under the terms of this engagement. Contractor hereby represents and warrants to BFI, that except as contemplated by this Agreement, Contractor is not and subsequent to the Effective Date, has not been, party to any consulting or independent contractor agreement (whether written or oral) which would conflict with or limit Contractor’s ability to perform this Agreement. 3. Compensation and Reimbursement. Contractor shall be compensated and reimbursed for the Services in the total amount of $100,000 annually, payable in twelve (12) equal monthly payments on or before the last day of each month. In addition to this amount, the parties may mutually agree upon other BurgerFi projects outside of the scope of the work contemplated herein, under which Consultant would be compensated over and above the amount set forth above, as agreed upon and set forth in a separate agreement. Completeness of work product shall be determined by BFI in its sole discretion, and Contractor agrees to make all revisions, additions, deletions or alterations as requested by BFI. No other fees and/or expenses will be paid to Contractor unless such fees and/or expenses have been approved in advance by BFI in writing. Contractor shall be solely responsible for any and all taxes, Social Security contributions or payments, unemployment taxes, and other payroll type taxes applicable to such compensation. 4. Restricted Stock Award. On the Effective Date, BFI will grant Principal a restricted stock award of 50,000 shares of BFI’s common stock under its 2020 Omnibus Incentive Plan (the “Restricted Stock Award”), which Restricted Stock Award shall only vest upon satisfaction of the key performance indicators and the other criteria set forth on Exhibit A hereto. The Restricted Stock Award will be evidenced by a Restricted Stock Award Agreement in the form typically used by BFI. 5. Confidential Information. a. BFI now owns and will hereafter develop, compile and own certain proprietary techniques, trade secrets, and confidential information which have great value in its DocuSign Envelope ID: 677DDECD-81C5-4B18-9E7E-D037A1E0D386

3 business (collectively, “Confidential Information”). BFI will be disclosing to Contractor Confidential Information during Contractor's performance of the Services. Confidential Information includes not only information disclosed by BFI, but also information developed or learned by Contractor during Contractor's performance of the Services. Confidential Information is to be broadly defined and includes all information which has or could have commercial value or other utility in the business in which BFI is engaged or contemplates engaging or the unauthorized disclosure of which could be detrimental to the interests of BFI, whether or not such information is identified by BFI. By way of example and without limitation, Confidential Information includes any and all information concerning discoveries, developments, designs, improvements, inventions, formulas, software programs, processes, techniques, know-how, data, research techniques, employee information, customer and supplier lists, policies, marketing, sales or other financial or business information, scripts, and all derivatives, improvements and enhancements to any of the above. Confidential Information also includes like third-party information which is in BFI’s possession under an obligation of confidential treatment. b. Contractor agrees that it will retain all Confidential Information in confidence; not disclose any Confidential Information to any third party without BFI’s permission; not use any Confidential Information for any purpose other than performing or in connection with the Services; use Contractor’s best efforts to limit access to Confidential Information to those who have a need to know the information for the business purposes of BFI; return all tangible objects and copies thereof containing Confidential Information to BFI upon request by the BFI; and upon termination of the Contractor’s relationship with BFI, not duplicate any Confidential Information without prior approval from the BFI; and honor Contractor’s promises under this Agreement both during and after the Services are completed. c. Contractor's obligations with respect to any portion of the Confidential Information as set forth above shall not apply when Contractor can document that (i) it was in the public domain at the time it was communicated to Contractor by BFI; (ii) it entered the public domain subsequent to the time it was communicated to Contractor by BFI through no fault of Contractor; (iii) it was in Contractor's possession free of any obligation of confidence at the time it was communicated to Contractor by BFI; or (iv) it was rightfully communicated to Contractor free of any obligation of confidence subsequent to the time it was communicated to Contractor by BFI. Notwithstanding the provisions of this Paragraph, Contractor shall not be deemed in violation of this Section 5 for disclosing Confidential Information pursuant to a subpoena or court order, provided that Contractor provides BFI with reasonable prior notice of such subpoena or court order so that BFI may challenge such subpoena or court order. 6. Work for Hire. Contractor agrees that the Services rendered under this Agreement are done as “work made for hire” as that term is defined under U.S. copyright law, and that as a result, BFI will own all copyrights and other intellectual property rights in the Services. Contractor will perform such services in a diligent and workmanlike manner. The content, style, form and format of any work product of the Services shall be completely satisfactory to BFI and shall be consistent with BFI’s standards, policies, procedures and objectives. Contractor hereby grants BFI the right, but not the obligation, to use and to license others the right to use Contractor's name, voice, signature, photograph, likeness and biographical information in connection with and related to the Services. DocuSign Envelope ID: 677DDECD-81C5-4B18-9E7E-D037A1E0D386

4 7. BFI Property. All materials, including without limitation documents, drawings, drafts, notes, designs, computer media, recordings, videos, diagrams, electronic files and lists, including all additions to, deletions from, alterations of, and revisions in the foregoing (together the “Materials”), which are furnished to Contractor by BFI or which are developed in the process of performing the Services, or embody or relate to the Services, the Confidential Information or the Innovations (as defined below), are the property of BFI, and shall be returned by Contractor to BFI promptly at BFI's request together with any copies thereof, and in any event promptly upon expiration or termination of the engagement for any reason. Contractor is granted no rights in or to such Materials, the Confidential Information or the Innovations, except as necessary to fulfill its obligations under the Contract. Contractor shall not use or disclose the Materials, Confidential Information or Innovations to any third party. At all times when the Services are performed and upon termination of this Agreement, BFI’s Chief Executive Officer, Chief Financial Officer and Chief Legal Officer shall have unfettered access to the Materials. 8. Assignment of Contractor's Inventions and Copyrights. a. Contractor will promptly disclose in writing to BFI all works, products, discoveries, developments, designs, innovations, improvements, inventions, formulas, processes, techniques, know-how and data (whether or not patentable, and whether or not at a commercial stage, or registrable under copyright or similar statutes) which are authored, made, conceived, reduced to practice or learned by Contractor (either alone or jointly with others) during the period Contractor provides the Services as a result of performing the Services including any concepts, ideas, suggestions and approaches related thereto or contained therein (collectively, the “Innovations”). b. Contractor hereby assigns and agrees to assign to BFI, without royalty or any other consideration except as expressly set forth herein, all worldwide right, title and interest Contractor may have or acquire in and to (i) all Materials; (ii) all Innovations (iii) all worldwide patents, patent applications, copyrights, mask work rights, trade secrets rights and other intellectual property rights in any Innovations; and (iv) any and all “moral rights” or right of “droit moral” (collectively “Moral Rights”), that Contractor may have in or with respect to any Innovations. To the extent any Moral Rights are not assignable, Contractor waives, disclaims and agrees that Contractor will not enforce such Moral Rights. Contractor agrees that such assignment shall extend to all languages and including the right to make translations of the Materials and Innovations. Additionally, Contractor agrees, at no charge to BFI, but at BFI's sole expense, to sign and deliver to BFI (either during or subsequent to Contractor's performance of the Services) such documents as BFI considers desirable to evidence the assignment of all rights of Contractor, if any, described above to BFI and BFI's ownership of such rights and to do any lawful act and to sign and deliver to BFI any document necessary to apply for, register, prosecute or enforce any patent, copyright or other right or protection relating to any Innovations in any country of the world. c. Contractor hereby irrevocably designates and appoints each of BFI and its officers as Contractor's agent and attorney-in-fact, to act for and in Contractor's behalf and stead, for the limited purpose of executing and filing any such document and doing all other lawfully permitted acts to further the prosecution, issuance and enforcement of patents, copyrights or other protections which employ or are based on Innovations with the same force and effect as if executed and delivered by Contractor. DocuSign Envelope ID: 677DDECD-81C5-4B18-9E7E-D037A1E0D386

5 9. Representations, Warranties and Indemnification. a. Contractor represents and warrants to BFI that (i) Contractor has full power and authority to enter into this Agreement including all rights necessary to make the foregoing assignments to BFI; (ii) Contractor will not violate the terms of any agreement with any third party; and (iii) the Services and any work product thereof are the original work of Contractor, do not and will not infringe upon, violate or misappropriate any patent, copyright, trade secret, trademark, contract, or any other publicity right, privacy right, or proprietary right of any third party. b. Contractor shall defend, indemnify and hold BFI and its successors, assigns and licensees harmless from any and all claims, actions and proceedings, and the resulting losses, damages, costs and expenses (including reasonable attorneys' fees) arising from any claim, action or proceeding based upon or in any way related to Contractor's, or Contractor’s employees, breach or alleged breach of any representation, warranty or covenant in this Agreement, and/or from the acts or omissions of Contractor or Contractor’s employees. 10. Term and Termination. The term of this Agreement shall commence on the Effective Date and continue for twelve (12) months; provided, however, this Agreement is terminable by either party at any time, with or without cause, effective upon notice to the other party. If BFI exercises its right to terminate this Agreement, any obligation it may otherwise have under the Agreement shall cease immediately, except that BFI shall be obligated to compensate Contractor for work performed up to the time of termination. Upon termination, the Contractor shall be entitled to receive his accrued compensation for Services rendered up to the day of actual termination of this Agreement as provided for herein. 11. Prohibition. Contractor shall not enter into any agreement, contract or arrangement with any government or government representative or with any other person, firm, corporation, entity or enterprise imposing any legal obligation or liability of any kind on BFI without BFI’s express written consent. 12. Non-Solicitation and Non-Competition. Contractor hereby agrees that: a. during the term of this Agreement and for one (1) year after the end of such term, Contractor will not, without BFI’s express prior written consent, directly or indirectly (including through , solicit, induce, recruit, hire or divert or attempt to solicit, induce, recruit, hire or divert from BFI (i) any account or business of BFI that existed, or any customer, client or business partner of BFI who shall have been such, at any time, including, without limitation, all applicable business partners or venturers, customers and/or clients of BFI; or (ii) any individual who shall have been an employee BFI at any time; in either case and in each instance, whether for or on Contractor’s behalf or for any entity in which Contractor may have a direct or indirect interest. b. during the term of this Agreement, Contractor will not directly or indirectly, in any location, operate, organize, maintain, establish, manage, own, participate in, or in any manner whatsoever, individually or through any corporation, limited liability company, limited partnership, general partnership or other entity with respect to which Contractor shall be affiliated DocuSign Envelope ID: 677DDECD-81C5-4B18-9E7E-D037A1E0D386

6 in any manner whatsoever, have any interest in, whether as an owner, member, investor, operator, partner, stockholder, director, trustee, officer, mortgagee, employee, independent contractor, principal, agent, consultant or otherwise, is engaged in or renders services comparable to the Services to a chain restaurant business, unless such activity shall have been previously agreed to in writing by BFI; and c. in the event of a breach or threatened breach of this Agreement (including, without limitation, Sections 5,6,7,8 and 12) by Contractor, BFI will suffer irreparable harm and will therefore be entitled to injunctive relief to enforce this Agreement. 13. Governing Law. This Agreement shall in all respects be interpreted, enforced and governed by and under the laws of the State of Florida applicable to instruments, persons and transactions which have legal contacts and relationships solely within the State of Florida. Venue shall be in Palm Beach County. The language of this agreement shall be construed as a whole according to its fair meaning, and not strictly for or against any of the parties. 14. Entire Agreement. This Agreement constitutes the entire agreement and final understanding of the parties with respect to the subject matter hereof and supersedes and terminates any and all prior and/or contemporaneous negotiations, representations, understandings, discussions, offers and/or agreements between the parties, whether written or verbal, express or implied, relating in any way to the subject matter hereof. This Agreement may not be altered, amended, modified or otherwise changed in any way except by a written agreement, signed by Contractor and an authorized representative of BFI. Contractor agrees that time is of the essence in this Agreement. If any provision of this Agreement shall be found invalid or unenforceable, the remainder of this Agreement shall be interpreted so as best to reasonably effect the intent of the parties. 15. Principal Included. For purposes of Sections 5 through 9 and 12, all references to Contractor shall be deemed to include and be applicable to Principal as well. 16. Arbitration. Any disputes or claims of any kind or nature, including as to arbitrability under this Contract, between Contractor and BFI will be settled by final and binding arbitration. This Agreement applies to all disputes or claims that arose before and/or after this Agreement went into effect. The parties expressly agree that this Agreement will be governed by the provisions of the Federal Arbitration Act to the exclusion of any different or inconsistent state or local law, ordinance or judicial rule. The arbitration will be administered by the American Arbitration Association (“AAA”) and shall be held in Palm Beach County, Florida. The arbitrator may not award damages, or any other relief that would not be available in court, unless expressly authorized by written agreement between the parties. The party that files an arbitration claim will pay all arbitration fees. Each party will pay its own attorneys’ fees, although the arbitrator may permit the prevailing party to recover attorneys’ fees and costs to the extent permitted by applicable law. DocuSign Envelope ID: 677DDECD-81C5-4B18-9E7E-D037A1E0D386

7 IN WITNESS WHEREOF, BFI and Contractor have caused this Agreement to be executed as of the date first above written. BFI: BURGERFI INTERNATIONAL, INC. By: Julio Ramirez, Chief Executive Officer CONTRACTOR: THE IVY COMPANIES, INC. By: Faquiry Diaz Cala, President DocuSign Envelope ID: 677DDECD-81C5-4B18-9E7E-D037A1E0D386

8 EXHIBIT A Restricted Stock Award Key Performance Indicators and Other Vesting Criteria 1. Twenty percent (20%) or 10,000 shares if BFI revenue for 2021 is at least ten percent (10%) greater than BFI revenue for fiscal year 2020 (the “Base Year Revenue”). 2. Twenty percent (20%) or 10,000 shares if BFI revenue for 2022 is at least twenty percent (20%) greater than Base Year Revenue. 3. Twenty percent (20%) or 10,000 shares if BFI revenue for 2023 is at least thirty percent (30%) greater than Base Year Revenue. 4. Twenty percent (20%) or 10,000 shares if BFI revenue for 2024 is at least forty percent (40%) greater than Base Year Revenue. 5. Twenty percent (20%) or 10,000 shares if BFI revenue for 2025 is at least twenty percent (50%) greater than Base Year Revenue. DocuSign Envelope ID: 677DDECD-81C5-4B18-9E7E-D037A1E0D386